STATEMENT OF ADDITIONAL INFORMATION
Dated October 1, 2005
(as supplemented and restated November 18, 2005)

LOTSOFF CAPITAL MANAGEMENT INVESTMENT TRUST:

LOTSOFF CAPITAL MANAGEMENT MICRO CAP FUND

LOTSOFF CAPITAL MANAGEMENT ACTIVE INCOME FUND

20 North Clark Street
34thFloor
Chicago, Illinois 60602-4109
Toll Free: 1-877-568-7633

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated October 1, 2005 (as supplemented and restated November 18, 2005) of Lotsoff Capital Management Investment Trust (the “Trust”), formerly known as Lotsoff Capital Management Equity Trust, relating to its two portfolios: Lotsoff Capital Management Micro Cap Fund and Lotsoff Capital Management Active Income Fund. A copy of the Prospectus may be obtained without charge from the Trust at the address and telephone number set forth above.

        The following financial statements are incorporated by reference from the Annual Report, dated September 30, 2004 of the Trust (File No. 811-21422) as filed with the Securities and Exchange Commission on Form N-CSR on December 1, 2004:

Schedule of Investments
Statement of Assets and Liabilities
Statement of Operations
Statement of Changes in Net Assets
Financial Highlights
Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm

        The Trust’s unaudited financial statements for the interim period ended March 31, 2005 are incorporated by reference from the Semi-Annual Report, dated March 31, 2005 of the Trust (File No. 811-21422) as filed with the Securities and Exchange Commission on Form N-CSR on May 24, 2005.

        Shareholders may obtain a copy of the Annual Report and Semi-Annual Report, without charge, by calling 1-877-568-7633.

        No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated October 1, 2005, and, if given or made, such information or representations may not be relied upon as having been authorized by Lotsoff Capital Management Investment Trust.

        This Statement of Additional Information does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

        The Lotsoff Capital Management Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust currently has two portfolios (each a “Fund”, and, collectively, the “Funds”): Lotsoff Capital Management Micro Cap Fund (the “Micro Cap Fund”) and Lotsoff Capital Management Active Income Fund (the “Active Income Fund”). The Micro Cap Fund is a diversified fund. The Active Income Fund is a non-diversified fund, which means the Active Income Fund can invest more of its assets in a smaller number of issuers than a diversified fund. The Trust was organized as a Delaware statutory trust on August 28, 2003. Prior to June 1, 2005, the Trust was named “Lotsoff Capital Management Equity Trust”.

INVESTMENT RESTRICTIONS

        The Trust has adopted the following restrictions applicable to the Funds as fundamental policies, which may not be changed without the approval of the holders of a “majority,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the shares of the Fund in question. Under the 1940 Act, approval of the holders of a “majority” of a Fund’s outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to a Fund’s borrowing of money.

        Neither of the Funds may:

        1.   Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund’s total assets to be invested in securities of any one issuer (except securities of the United States Government or any agency or instrumentality thereof), or more than 10% of the outstanding voting securities of any one issuer (except that up to 25% of the value of the Micro Cap Fund’s total assets may be invested without regard to these limitations and up to 50% of the value of the Active Income Fund’s total assets may be invested without regard to these limitations).

        2.   Borrow money to an extent or in a manner not permitted under the 1940 Act. (For purposes of this investment restriction, the entry into reverse repurchase agreements shall constitute borrowing, but the entry into options, forward contracts, futures contracts, swap contracts, including those related to indices, and various options on swaps and futures contracts shall not constitute borrowing.)

        3.   Invest in real estate (although each Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that each Fund may invest in financial futures contracts, options thereon, and other similar instruments.

        4.   Act as an underwriter or distributor of securities other than shares of the Fund, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

        5.   Invest in companies for the primary purpose of acquiring control or management thereof.

        6.   Purchase securities on margin. However, each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and each Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 2.

        7.   Sell securities short and write put and call options to an extent not permitted by the 1940 Act.

        8.   Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure its borrowings.

        9.   Concentrate 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.

        10.   Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities (or the purchase of any type of debt obligation by the Active Income Fund) and securities of a type normally acquired by institutional investors and that each Fund may lend its portfolio securities.

        11.   Issue senior securities to an extent not permitted under the 1940 Act. (As of the date of this Statement of Additional Information, the 1940 Act permits each Fund to borrow money from banks provided that it maintains continuous asset coverage of at least 300% of all amounts borrowed. For purposes of this investment restriction, entry into the following transactions shall not constitute senior securities to the extent a Fund covers the transaction or maintains sufficient liquid assets in accordance with applicable requirements: when-issued securities transactions, forward roll transactions, short sales, forward commitments, futures contracts and reverse repurchase agreements. In addition, hedging transactions in which a Fund may engage and similar investment strategies are not treated as senior securities for purposes of this investment restriction.)

        The Funds have adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Trust’s Board of Trustees without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to a Fund’s investments in illiquid securities. Any changes in these non-fundamental investment restrictions made by the Board of Trustees will be communicated to shareholders prior to their implementation. The non-fundamental investment restrictions are as follows:

        1.   Neither Fund will invest more than 15% of the value of its net assets in illiquid securities.

        2.   Neither Fund will purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund’s net assets would be invested in shares of registered investment companies.

        3.   In accordance with the requirements of Rule 35d-1 under the 1940 Act, the Micro Cap Fund will normally invest 80% of the value of its net assets in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase (“micro cap companies”). If the Board of Trustees of the Trust determines to change this non-fundamental policy for the Micro Cap Fund, the Micro Cap Fund will provide 60 days prior written notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: “Important Notice Regarding Change in Investment Policy.” If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

        Each Fund’s investment objective is a non-fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval. If the Board of Trustees of the Trust determines to change the investment objective for either of the Funds, the applicable Fund will provide 60 days prior written notice to the shareholders before implementing the change of investment objective.

INVESTMENT OBJECTIVE

Micro Cap Fund

        The Micro Cap Fund’s investment objective is long-term capital appreciation, which it seeks by investing primarily in a diversified portfolio of common stocks of micro cap companies. The Micro Cap Fund will, under normal circumstances, invest at least 80% of its assets in common stocks of micro cap companies. From time to time, the Micro Cap Fund may invest in other equity-type securities such as convertible bonds, preferred stocks and warrants to purchase common stock. The Micro Cap Fund may invest in securities not listed on a national or regional securities exchange, but such securities typically will have an established over-the-counter market. The Micro Cap Fund does not intend to invest in any security that, at the time of purchase, is not readily marketable. The Micro Cap Fund may, for temporary defensive purposes, invest more than 20% of its assets in money market securities, including US government obligations, certificates of deposit, bankers’ acceptances, commercial paper or cash and cash equivalents. Except for temporary defensive purposes, the Micro Cap Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit the Micro Cap Fund to take advantage of investment opportunities.

Active Income Fund

        The Active Income Fund seeks to provide high current income and capital appreciation. It invests primarily in US fixed income and floating rate securities, both investment and non-investment grade credit quality (the Active Income Fund will not invest in bonds in default). The Active Income Fund may also invest in dollar denominated and non-dollar denominated bonds issued outside of the US, engage in short sales, utilize derivatives, such as options and futures, and effect short-term transactions such as forward roll transactions (with respect to forward roll transactions, the Active Income Fund covers the transaction or maintains sufficient liquid assets in accordance with applicable requirements). The Active Income Fund has no limit with respect to its portfolio maturity or duration. The Active Income Fund may, for temporary defensive purposes, invest more than 20% of its assets in money market securities, including US government obligations, certificates of deposit, bankers’ acceptances, commercial paper or cash and cash equivalents. Except for temporary defensive purposes, the Active Income Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit it to pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies and Risks Respecting the Micro Cap Fund

        Because the Micro Cap Fund intends to invest mainly in common stocks of micro cap companies, an investment in the Micro Cap Fund is subject to greater risks than those of funds that invest in larger companies.

        Investments in micro cap companies tend to be speculative and volatile. Relatively small companies may lack depth in management on which to rely should loss of key personnel occur. Such companies may have, or may develop, only a regional market for products or services and may be adversely affected by purely local events. Further, relatively small companies also may be involved in the development or marketing of new products or services, the market for which may not have been established. Moreover, such companies may be unable to compete with larger companies, which have more resources. Lastly, such companies may not have access to adequate financing resulting in a higher risk of insolvency.

        Relative to large companies, equity securities of micro cap companies are generally thinly traded and often will be closely held with only a small proportion of the outstanding securities held by the general public. In view of such factors, the Micro Cap Fund may assume positions in securities with volatile share prices. Therefore, the current net asset value of the Micro Cap Fund may fluctuate significantly. Accordingly, the Micro Cap Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a fund.

Principal Investment Strategies and Risks Respecting the Active Income Fund

        The Active Income Fund invests primarily in US fixed income and floating rate securities, both investment and non-investment grade credit quality. The Active Income Fund is actively managed and may invest in derivatives, including for speculative purposes. In view of this, the Active Income Fund may be subject to above-average risk.

        The Active Income Fund may invest in non-investment grade fixed-income securities (commonly known as “junk bonds”) that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

        Derivatives. From time to time, the Active Income Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). These derivative transactions will involve forward contracts, future contracts, options and swaps, including options on futures and swaps. The use of derivative instruments for both hedging and speculative purposes involves a risk of loss or depreciation possibly greater than that associated with investing directly in the underlying assets. For a more detailed discussion of derivatives, please see the section entitled “Derivatives” below.

        Short Sales. The Active Income Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

        Until the Active Income Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position.

        Corporate Debt Securities. The Active Income Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indications. The Active Income Fund can invest in corporate securities of any rating. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the US dollar and a foreign currency or currencies.

        Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

        The Active Income Fund may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate, which is tied to another interest rate, such as a money-market index, like the London Interbank Offered Rate (“LIBOR”), or US Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Active Income Fund with a certain degree of protection against rises in interest rates, although the Active Income Fund will participate in any declines in interest rates as well.

        The Active Income Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

        High Yield Securities. The Active Income Fund may invest in high yield, high risk, lower-rated debt securities, including convertible securities. Investments in such securities are subject to greater credit risks than higher rated securities. Debt securities rated below investment grade have greater risks of default than investment grade debt securities, including medium grade debt securities, and may in fact, be in default. Issuers of “junk bonds” must offer higher yields to compensate for the greater risk of default on the payment of principal and interest.

        The market for high yield securities is subject to substantial volatility. For example, an economic downturn may have a more significant effect on high yield securities and their markets, as well as on the ability of securities issuers to repay principal and interest, than on higher-rated securities and their issuers. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

        The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments because of their lower credit quality. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield convertible security owned by the Active Income Fund defaults, the Active Income Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Active Income Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

        The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Active Income Fund to value accurately high yield securities or dispose of them. To the extent the Active Income Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

        Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Active Income Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, the Active Income Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the Active Income Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

        Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high-yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Active Income Fund can meet redemption requests. To the extent that the Active Income Fund invests in high yield securities, the achievement of its investment objective may be more dependent, on the Adviser’s own credit analysis than is the case for higher quality bonds. The Active Income Fund may retain a portfolio security whose rating has been changed.

Non-Principal Investment Strategies and Risks Related to Both Funds

        Illiquid Securities

        Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by a Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices. The Board of Trustees of the Trust has delegated to Lotsoff Capital Management, the Funds’ investment adviser (the “Adviser”), the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

        Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities for which there is no market will be valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

        Borrowing

        Each Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 20% of the value of the Fund’s net assets at the time of borrowing. For example, a Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. A Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the Fund’s total assets. As required by the 1940 Act, a Fund may only borrow from a bank and must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage within three days (not including Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

        Money Market Instruments

        Each Fund may invest in cash and money market securities. A Fund may do so to “cover” investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Funds invest include US Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

        Each Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s Corporation or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

        Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of US government securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of their investments policies.

        Each Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses each Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.

        Convertible Securities

        The Funds may invest in convertible debt securities. The Active Income Fund may also invest in common or preferred stock as a means of realizing the economic value associated with owning convertible securities. Convertible securities are bonds or preferred stocks that may be converted (exchanged) into common stock of the issuing company within a certain period of time, for a specified number of shares.

        Rights and Warrants

        Each Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that a Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

        Derivatives

        The Funds may invest in various derivatives. A derivative is a financial instrument which has a value that is based on — or “derived from” — the values of other assets, reference rates, or indexes. Both of the Funds may invest in derivatives for hedging purposes. The Active Income Fund will also invest in derivatives for speculative purposes. The Micro Cap Fund will not invest more than 15% of the value of its total assets in derivative securities. The Active Income Fund is not subject to this limitation.

        Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts (see discussion below), forward-commitment transactions (see discussion below on “When Issued and Delayed-Delivery Securities”), options on securities (see discussion below on “Options on Securities”), caps, floors, collars, swap agreements (see discussion below on “Swaps”), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on US commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.

        Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

        The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

        Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

        Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

        Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a “senior security”, and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if a Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.

        Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. Each Fund bears the risk that the Adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund. If the Adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, a Fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a Fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

        Options on Securities

        An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

        One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

        Call Options on Securities. When a Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

        To terminate its obligation on a call which it has written, a Fund may purchase a call in a “closing purchase transaction.” A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because a Fund retains the premium received. All call options written by a Fund must be “covered.” For a call to be “covered” (a) a Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (b) a Fund must maintain cash or liquid securities adequate to purchase the security; or (c) any combination of (a) or (b).

        When a Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. A Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and a Fund will lose its premium payment and the right to purchase the related investment.

        Put Options on Securities. When a Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits a Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

        When a Fund writes a put option it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because a Fund retains the premium received. All put options written by a Fund must be “covered.” For a put to be “covered”, a Fund must maintain cash or liquid securities equal to the option price.

        Futures Contracts and Options Thereon

        The Active Income Fund may purchase and write (sell) interest rate/debt futures contracts, and may purchase put and call options and write call options on interest rate/debt futures contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. An interest rate/debt futures contract obligates the Active Income Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

        A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market – a futures exchange – that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or US Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. The Funds will maintain cash or liquid securities sufficient to cover their obligations under each futures contract into which they enter.

        Successful use of interest rate/debt futures contracts and options on interest rate/debt futures contracts by the Active Income Fund is subject to the Adviser’s ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Active Income Fund uses futures to hedge against the possibility of a decline in the market value of debt instruments held in its portfolio and the prices of such securities instead increase, the Active Income Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Active Income Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Active Income Fund may have to sell such securities at a time when it may be disadvantageous to do so.

        The Micro Cap Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities, and may purchase put and call options and write call options on stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

        When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

        Some futures and options strategies tend to hedge a Fund’s positions against price fluctuations, while other strategies tend to increase market exposure. The extent of a Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. Each Fund may engage in related closing transactions with respect to options on futures contracts. Each Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

        The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission. Thus, the Trust is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

        When a Fund purchases or sells a futures contract, the Fund “covers” its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. If the Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

        Each Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

        Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

        Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

        Special Risks of Hedging Strategies

        Participation in the options or futures markets involves investment risks and transactions costs to which a Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser’s prediction of movements in the securities and interest rate markets is inaccurate, a Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

        Limitations on Options and Futures

        Transactions in options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates. Position limits also apply to futures contracts. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Non-Principal Investment Strategies and Risks Specific to the Active Income Fund

        Duration and Portfolio Maturity

        The Active Income Fund invests without regard to maturity or duration limitations. As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Active Income Fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows. The Adviser will adjust the duration and maturity of the Active Income Fund’s portfolio based on the Adviser’s interest rate outlook.

        Swaps

        A swap agreement is a derivative that is subject to the risks discussed above in “Derivatives”. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

        Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum levels. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Active Income Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; US dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

        An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

        The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Active Income Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

        Reverse Repurchase Agreements

        The Active Income Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the Act, and as such are subject to the investment limitations discussed in the section entitled “Borrowing.” Under a reverse repurchase agreement, the Active Income Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. When the Active Income Fund enters into a reverse repurchase agreement, it will maintain cash or liquid securities having a value equal to or greater than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Active Income Fund may decline below the price of the securities it is obligated to repurchase.

        When Issued and Delayed-Delivery Securities

        To ensure the availability of suitable securities for its portfolio, the Active Income Fund may purchase when-issued or delayed delivery securities. When-issued transactions arise when securities are purchased by the Active Income Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When-issued securities represent securities that have been authorized but not yet issued. The Active Income Fund may also purchase securities on a forward commitment or delayed delivery basis. In a forward commitment transaction, the Active Income Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The Active Income Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Active Income Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

        US Government Securities

        The Active Income Fund may invest in a variety of US Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Active Income Fund may also invest in other securities issued or guaranteed by the US government, its agencies and instrumentalities.

        Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the US Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the US Treasury; and others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the discretionary authority of the US government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the US Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

        Inflation-Indexed Bonds

        The Active Income Fund may invest in inflation-indexed bonds, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The US Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

        Inflation-indexed securities issued by the US Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Active Income Fund also may invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

        The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

        While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

        The periodic adjustment of US inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

        Mortgage-Backed Securities and Other Asset-Backed Securities

        The Active Income Fund may invest in Mortgage-Backed and other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). Mortgage-Backed Securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities include: (1) Government Agency Mortgage-Backed Securities; (2) Privately-Issued Mortgage-Backed Securities; and (3) collateralized mortgage obligations and multiclass pass-through securities.

        Government Agency Mortgage-Backed Securities. Mortgage-Backed Securities include Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

        The Government Agency Mortgage-Backed Securities in which the Active Income Fund may invest will include those issued or guaranteed by Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped Mortgage-Backed Securities.

        Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949, or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

        Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a shareholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

        Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the United States Government.

        Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

        Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government.

        Privately-Issued Mortgage-Backed Securities. Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the US Government or one of its agencies or instrumentalities (“Privately-Issued Agency Mortgage-Backed Securities”), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities (“Privately-Issued Non-Agency Mortgage-Backed Securities”). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations and, multiclass pass-through securities.

        The Active Income Fund may invest in subordinated Privately-Issued Non-Agency Mortgage-Backed Securities (“Subordinated Securities”). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior Privately-Issued Non-Agency Mortgage-Backed Securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior Privately-Issued Non-Agency Mortgage-Backed Securities. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Privately-Issued Non-Agency Mortgage-Backed Securities.

        Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Mortgage-Backed Securities include collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as “Mortgage Assets”). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

        In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others. In particular, certain classes of CMO’s and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal. The Active Income Fund may invest in such high-risk, derivative Mortgage-Backed Securities.

        Stripped Mortgage-Backed Securities. The Active Income Fund may invest in stripped Mortgage-Backed Securities issued by the US Government (“SMBS”). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Active Income Fund may fail to fully recover its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

        Adjustable-Rate Mortgage Loans. Certain mortgage loans underlying the Mortgage-Backed Securities in which the Active Income Fund may invest will be adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

        There are various types of indices which provide the basis for rate adjustments on ARMS. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Active Income Fund’s portfolio and therefore in the net asset value of the Active Income Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

        Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

        Asset-Backed Securities. Asset-backed securities may involve certain risks that are not presented by Mortgage-Backed Securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as Mortgage-Backed Securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

        Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Active Income Fund to experience difficulty in valuing or liquidating such securities.

        Miscellaneous. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Active Income Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Active Income Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

        Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Active Income Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

        No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Trust’s Board of Trustees. In accordance with such guidelines, the Adviser will monitor the Active Income Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

        Mortgage Dollar Rolls

        The Active Income Fund may enter into mortgage “dollar rolls” in which the Active Income Fund sells Mortgage-Backed Securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Active Income Fund foregoes principal and interest paid on the Mortgage-Backed Securities. The Active Income Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a dollar roll for which there is an offsetting cash or liquid security position. The Active Income Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Active Income Funds’ borrowings and other senior securities.

        Real Estate Investment Trusts

        A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

        REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

        Foreign Securities

        The Active Income Fund may invest up to 15% of its total assets in bonds issued by foreign issuers that are US dollar-denominated and up to 5% of its total assets in bonds of foreign issuers denominated in foreign currencies. The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which the Active Income Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. The value of the Active Income Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and the Active Income Fund may incur certain costs in converting securities denominated in foreign currencies to US dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the Active Income Fund’s income without providing a tax credit for the Active Income Fund’s shareholders. Although the Active Income Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

        Foreign Currency Transactions

        The Active Income Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts). The Active Income Fund may enter into foreign currency transactions for any purpose consistent with the Fund’s investment objectives, such as seeking opportunities for income and capital gains.

        A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

        Although the Active Income Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. The Active Income Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Active Income Fund at one rate, while offering a lesser rate of exchange should the Active Income Fund desire to resell that currency to the dealer.

        The Active Income Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in US dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for US dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

        Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Active Income Fund’s investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the Active Income Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. In hedging transactions, the value of the Active Income Fund’s foreign-denominated investments may change in response to many factors other than exchange rates, in which case it may not be possible to match the amount of currency options and futures to the value of the Active Income Fund’s investments exactly over time.

PORTFOLIO TURNOVER

        The portfolio turnover rate of the Micro Cap Fund may vary significantly from year to year, but as indicated in the Prospectus it is anticipated, though not assured, that the annual portfolio turnover rate of the Fund will not significantly exceed 100%. A turnover rate of 100% would result in higher transaction costs (such as brokerage commissions or markups or markdowns), which the Micro Cap Fund would have to pay, and would increase realized gains (or losses) to investors, which would likely lower the Micro Cap Fund’s after-tax performance.

        The Active Income Fund is newly organized and as of the date of this Statement of Additional Information has no portfolio turnover history. The Active Income Fund will engage in short-term trading, which will likely result in the Active Income Fund’s portfolio turnover exceeding 100% per year. This will produce higher transaction costs (such as brokerage commissions or markups or markdowns), which the Active Income Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Active Income Fund’s after-tax performance.

DISCLOSURE OF PORTFOLIO HOLDINGS

        The Funds maintain written policies and procedures (as described below) regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders. The Funds’ Chief Compliance Officer will report annually to the Board of Trustees with respect to compliance with the portfolio holdings disclosure procedures described herein.

        The officers of the Funds receive reports on a regular basis as to any purchases and redemptions of shares of the Funds and review these reports to determine if there is any unusual trading in shares of the Funds. The officers of the Funds will report to the Board of Trustees any such unusual trading in shares of the Funds.

        There may be instances where the interests of the shareholders of the Funds respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Funds. In such situations, the Board of Trustees will be afforded the opportunity to determine whether or not to allow such disclosure. The Funds do not receive any compensation for providing information about their portfolio holdings.

        Fund Service Providers

        The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds’ portfolio holdings. As a result of the ongoing services that these service providers provide, they will receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Funds’ Board of Trustees has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient by reason of the federal securities laws (1) is prohibited as an “insider” from trading on the information and (2) has a duty of confidence to the Funds because the recipient has a history and practice of sharing confidences such that the recipient of the information knows or reasonably should know that the Funds expect that the recipient will maintain its confidentiality. These third party service providers are the Adviser and the Funds’ administrator, independent registered public accountants and custodian.

        Rating and Ranking Organizations

        The Funds’ Board of Trustees has determined that the Funds may provide their portfolio holdings to the rating and ranking organizations listed below on either a monthly or quarterly basis.

US Bancorp Fund Services, LLC Morningstar, Inc. Lipper, Inc. Standard & Poor’s Ratings Group Bloomberg L.P.

        The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Funds’ shareholders to provide them with non-public portfolio holdings information. Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for shares of the Funds or to trade against the Funds to the detriment of other shareholders of the Funds. However, the Funds will not provide this information until such information is at least 15 days old, after which time the disclosure of such non-public portfolio holdings should not be problematic. Also, as noted above, the officers of the Funds receive and review reports on a regular basis as to any purchases and redemptions of shares of the Funds to determine if there is any unusual trading in shares of the Funds. The Funds will not pay these organizations.

        Availability of Information

        The Funds publish their top ten positions at the end of each calendar quarter in their Quarterly Snapshot. This information is updated approximately 15 to 30 business days following the end of each quarter. It is available free of charge, and can be obtained by calling 1-877-568-7633.

MANAGEMENT

Management Information

        As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Funds are the only funds in the “Fund Complex” as defined in the 1940 Act. The name, age, address, principal occupations during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Margaret A. Cartier, CPA	Trustee	Served since 2003	Sole proprietor of Margaret	2	None
c/o Lotsoff Capital			Cartier, CPA (provider of
Management Investment Trust			financial advisory services)
20 North Clark Street			since January 2003; Managing
34th Floor			Director of American Express
Chicago, Illinois 60602			Tax and Business Services from
Age: 59			1999 to January 2003; and
Partner at Altschuler, Melvoin
and Glasser LLP from 1971 to
2002.
Jack Forstadt	Trustee	Served since 2003	Adjunct Professor at Lake	2	None
c/o Lotsoff Capital			Forest Graduate School of
Management Investment Trust			Management since 2000; and a
20 North Clark Street			Member and a Partner at
34th Floor			PricewaterhouseCoopers from
Chicago, Illinois 60602			1967 to 2000.
Age: 59

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Herbert F. Horwich, CFA	Trustee	Served since 2005	Adjunct Professor	2	None
c/o Lotsoff Capital			Loyola University,
Management Investment Trust			Chicago, Illinois.
20 North Clark Street
34th Floor
Chicago, Illinois 60602
Age: 78
DeVerille A. Huston	Trustee	Served since 2004	Partner, Sidley Austin Brown &	2	None
c/o Lotsoff Capital			Wood; retired July 15, 2002.
Management Investment Trust
20 North Clark Street
34th Floor
Chicago, Illinois 60602
Age: 57
Interested Trustees and Officers

Seymour N. Lotsoff, CFA	President and	Served since 2003	Chief Executive Officer of the	2	None
20 North Clark Street	Trustee		Adviser since 1981.
34th Floor
Chicago, Illinois 60602
Age: 67

Margaret M. Baer	Secretary,	Served since 2003	Managing Director and Chief	2	None
20 North Clark Street	Treasurer and		Administrative Officer of the
34th Floor	Trustee		Adviser since 1992.
Chicago, Illinois 60602
Age: 37
Donna J. Noble	Chief	Served since 2004	Compliance Officer for	N/A	N/A
20 North Clark Street	Compliance		Lotsoff Capital Management
34th Floor	Officer		since 2004; Vice President
Chicago, Illinois 60602			& Compliance Manager for
Age: 34			Goldman Sachs Asset
Management from 2001-2004;
Senior Compliance Manager
for Banc One Securities
Corporation from 1997-2001.

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

(2)	Mr. Lotsoff and Ms. Baer are considered interested Trustees of the Trust within the meaning of the 1940 Act because of their affiliation with the Adviser.

Audit Committee

        The Trust’s Board of Trustees has created an audit committee whose members consist of Ms. Cartier, Mr. Forstadt, Mr. Horwich and Ms. Huston, each of whom is a non-interested Trustee. The primary functions of the audit committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds’ internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records. The audit committee met one time during the fiscal year ended September 30, 2004.

        The Trust’s Board of Trustees has no other committees.

Compensation

        The Trust’s standard method of compensating the non-interested Trustees is to pay each such Trustee an annual retainer of $2,000 and a fee of $250 for each meeting of the Board of Trustees attended. The Trust also reimburses such Trustees for their reasonable travel expenses incurred in attending meetings of the Board of Trustees. The Trust does not provide pension or retirement benefits to its Trustees and officers. The aggregate compensation paid by the Trust to each officer or non-interested Trustee during the Trust’s fiscal year ended September 30, 2004 is set forth below:

Name of Person, Position	Aggregate Compensation from Trust	Total Compensation from Trust Paid to Trustees
Non-Interested Trustees
Margaret A. Cartier	$3,000	$3,000
Jack Forstadt	$3,000	$3,000
DeVerille A. Huston	$1,500	$1,500
Herbert F. Horwich (1)	N/A	N/A
Carleton D. Pearl (2)	$1,250	$1,250
Interested Trustees
Seymour N. Lotsoff	$0	$0
Margaret M. Baer	$0	$0

(1)     Mr. Horwich was elected as a Trustee on November 18, 2005.

(2)     Mr. Pearl resigned as a Trustee in February 2004.

Proxy Voting Policy

        Information on how the Funds voted proxies relating to their portfolio securities during the most recent twelve-month period ended June 30 is available without charge by calling 1-877-568-7633 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

        The Trust has delegated proxy voting decisions on securities held in the Funds’ portfolios to the Adviser. The Adviser has adopted a Statement of Proxy Voting Policies and Procedures (the “Proxy Voting Policies”) that sets forth its proxy voting policies and procedures. The Adviser’s proxy voting process is dynamic and subject to periodic review, and, in its discretion, the Adviser may revise the Proxy Voting Policies in response to its review. The primary objective of the Adviser is to vote proxies in the manner that it believes will do the most to maximize the value of the Funds’ investments. The Adviser will likely vote against any management proposals that the Adviser believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance. The Adviser will exercise its voting responsibilities in a manner that is consistent with the general antifraud provisions of the 1940 Act, as well as the Adviser’s fiduciary duties under the federal and state law to act in the best interests of the Funds.

        The Adviser’s proxy coordinator will review each proxy proposal on a case-by-case basis to determine the issues presented in the proxy. The proxy will then be marked for vote consistent with the Adviser’s professional investment judgment as to what will best benefit the financial and economic interests of the Funds. The discussion that follows sets forth the Adviser’s proxy voting policies and procedures regarding specific types of proposals.

        Proposals Respecting Business Operations. Generally, the Adviser will vote proxies in favor of proposals that are standard and involve necessary aspects of business operations unless the Adviser’s analysis of the proposal indicates that the proposal is not in the best interests of the Fund in question as a shareholder of the company. Among factors that the Adviser will consider in reviewing these proposals include the financial performance of the company, the attendance and independence of the company’s board members and committees and the company’s enforcement of strict accounting practices. By way of example, proposals respecting standard business operations include the following:

•	Name changes;

•	Election of directors;

•	Ratification of auditors;

•	Maintaining current levels of directors' indemnification and liability;

•	Increases in authorized shares (common stock only) if there is no intention to significantly dilute shareholders' proportionate interests; and

•	Employee stock purchase or ownership plans.

        Proposals Respecting Changes in Status. The Adviser will vote proxies on proposals that change the status of the company, its individual securities or the ownership status of the securities in a manner that, in the Adviser’s professional investment judgment, best benefits the financial and economic interests of the Fund in question. By way of example, proposals respecting changes in status include the following:

•	Mergers, acquisitions, restructurings;

•	Reincorporations; and

•	Changes in capitalization.

        Proposals Respecting Shareholder Democracy. Generally, the Adviser will vote proxies against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of shareholders to realize the value of their investment. By way of example, this would include proposals endorsing or facilitating:

•	Increased indemnification protections for directors or officers;

•	Certain Supermajority Requirements;

•	Unequal voting rights;

•	Classified boards;

•	Cumulative voting;

•	Authorization of new securities if intention appears to be to unduly dilute shareholders' proportionate interests; and

•	Authorization to change state of incorporation if intention appears to disfavor the economic interest of the shareholders.

        Generally, the Adviser will vote proxies in favor of any proposal that maintains or expands shareholder democracy. By way of example, this would include proposals that require:

•	Annual elections;

•	Independent directors;

•	Confidential voting; and

•	Shareholder approval for:
•	Adoption or retention of "poison pills" or golden parachutes;
•	Elimination of cumulative voting or preemptive rights; or
•	Reclassification of company boards.

        Proposals Respecting Compensation. The Adviser will vote proxies on proposals respecting compensation in a manner that, in the Adviser’s professional investment judgment, best benefits the financial and economic interests of the Fund in question. The Adviser believes that reasonable compensation is appropriate for directors, executives and employees, and that compensation should be used to align the interests of the involved parties with the long-term financial success of the company, but that compensation should not be excessive. Among the factors that the Adviser will consider are the potential dilution of outstanding shares, whether a plan has broad-based participation and whether a plan allows for the re-pricing of options.

        Proposals Respecting Social, Environmental and Other Such Matters. The Adviser will vote proxies on proposals respecting social, environmental and issues of conscience impacting the business conduct of a company in a manner that, in the Adviser’s professional investment judgment, best benefits the financial and economic interests of the Fund in question.

        If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of the Fund in question and its shareholders on the one hand and the interests of the Adviser, the Fund’s distributor or any affiliate of the Fund, the Adviser or the Fund’s distributor on the other hand, then the Adviser will take one or some of the following steps (in its sole discretion): (i) inform the Fund of the conflict and the Adviser’s voting decision; (ii) discuss the proxy vote with the Fund; (iii) fully disclose the material facts regarding the conflict and seek the Fund’s consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party. Whenever the Adviser determines there is a potential for a material conflict of interest, the Adviser will document which step or steps it took to ensure the proxy vote or abstention was in the best interest of the Fund in question and not the product of any material conflict.

Code of Ethics

        Each of the Trust and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Funds or is being purchased or sold by the Funds.

Investment Advisory Agreements

        In approving the investment advisory agreement for the Micro Cap Fund (the “Micro Cap Advisory Agreement”), the Board of Trustees considered a number of factors including, but not limited to, the following:

•	the Adviser’s experience in managing accounts with similar investment objectives;

•	the Fund’s pro forma expense ratio;

•	the nature and the quality of the services offered by the Adviser; and

•	the reasonableness of the compensation payable to the Adviser.

        Based upon its review, the Board of Trustees concluded that it would be in the best interest of the Micro Cap Fund to enter into the Micro Cap Advisory Agreement with the Adviser. The following determinations were key in making this conclusion: (1) the Adviser has the capabilities, resources and personnel necessary to manage the Micro Cap Fund effectively; and (2) based on the services the Adviser is required to render under the Advisory Agreement, the compensation payable to the Adviser is fair and reasonable.

        In approving the investment advisory agreement for the Active Income Fund (the “Income Advisory Agreement”), the Board of Trustees considered a number of factors including, but not limited to, the following:

•	the nature, extent and quality of the services to be provided by the Adviser;

•	the investment performance of the Adviser;

•	the costs of the services to be provided by the Adviser; and

•	the extent to which economies of scale would be realized as the Active Income Fund grows and whether fee levels reflect those economies of scale.

        The Nature, Extent and Quality of the Advisory Services. The Board reviewed the portfolio management, shareholder communication and servicing and regulatory compliance services to be provided by the Adviser, and the quality of similar services the Adviser currently provides to the Micro Cap Fund. The Board was satisfied with the nature, extent and quality of the services to be provided under the Income Advisory Agreement.

        The Investment Performance of the Active Income Fund and the Adviser. Since the Active Income Fund is newly organized and, as of the date of approving the investment advisory agreement, had not yet begun investment operations, the Board of Trustees did not consider the investment performance of the Fund. The Board reviewed the Adviser’s positive performance as the investment adviser for the Micro Cap Fund and the Adviser’s experience in managing other accounts with similar investment objectives, and was satisfied that the Adviser has the capabilities, resources and personnel necessary to manage the Active Income Fund effectively.

        The Cost of Advisory Services Provided and the Level of Profitability. The Board reviewed the services that the Adviser is to provide under the Income Advisory Agreement and the fee waiver and expense reimbursement obligations that the Adviser has undertaken. The Board also reviewed comparisons of advisory fees and total expenses for all funds in the Global Bond General category, and noted that the advisory fee payable under the Income Advisory Agreement is comparable to other funds in the category. The Board was satisfied that the compensation payable to the Adviser is fair and reasonable. Since the Active Income Fund is newly organized and, as of the date of approving the investment advisory agreement, had not yet begun investment operations, the Board of Trustees did not consider the Adviser’s profitability with respect to the advisory services to be rendered under the Income Advisory Agreement.

        Whether the Advisory Fee Reflects Economies of Scale or Permits Realization of Economies of Scale. The Board of Trustees reviewed the projected nets assets of the Active Income Fund and the Active Income Fund’s proposed advisory fee structure. The Board noted that the proposed advisory fee structure does not include breakpoints. However, based on the projected net assets, the Board does not believe that the Active Income Fund would benefit from economies of scale that would merit the use of breakpoints in its advisory fee schedule. The Board will periodically re-examine the appropriateness of the advisory fee payable to the Adviser and the potential for the Active Income Fund to benefit from economies of scale in light of reasonable growth expectations for the Fund, the break points (if any) in the advisory fees of funds in its peer group and certain of its expenses that are not incurred as fees based on a percentage of net assets.

        The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Portfolio Transactions and Brokerage.” None of the non-interested Trustees, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Dollar Range of Trustee Share Ownership

        The following table sets forth the dollar range of equity securities of the Micro Cap Fund beneficially owned by each trustee as of December 31, 2004. (Mr. Horwich was not a trustee on December 31, 2004. The Active Income Fund is newly organized and as of the date of this Statement of Additional Information no shares of the Active Income Fund have been issued to the Trustees.)

Name of Director	Dollar Range of Equity Securities in the Fund*
Non-Interested Trustees of the Fund:
Margaret A. Cartier	$1-$10,000
Jack Forstadt	$10,000-$50,000
DeVerille A. Huston	None
Interested Trustees of the Fund:
Seymour N. Lotsoff	Over $100,000
Margaret M. Baer	None

* The Funds form a “Family of Investment Companies” as defined in the Act and are the only funds in the Family of Investment Companies.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

        Set forth below are the names and addresses of all holders of the Micro Cap Fund’s shares who as of April 29, 2005 beneficially owned more than 5% of the Micro Cap Fund’s then outstanding shares. (The Active Income Fund is newly organized and as of the date of this Statement of Additional Information no shares of the Active Income Fund have been issued.)

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
GE Financial Trust Company	4,882,077	99.2%
FBO Omnibus GE Private Asset Management, Inc.
3200 North Central
Phoenix, Arizona 85012

        GE Financial Trust Company, which was organized under the laws of the state of Arizona, controls the Micro Cap Fund and the Trust since it owns sufficient shares of the Micro Cap Fund to approve or disapprove all matters brought before shareholders of the Trust, including the election of Trustees of the Trust. A significant redemption by GE Financial Trust Company could affect the Micro Cap Fund’s liquidity and the future viability of the Micro Cap Fund. GE Financial Trust Company is a registered investment advisor providing advisory services to a variety of individual and institutional clients. The Micro Cap Fund is offered as one of several investment choices for these clients. Clients are permitted to transfer some or all of their account balances into or out of the Micro Cap Fund at any time.

        The Trust does not control any person. As of April 29, 2005, all officers and Trustees of the Micro Cap Fund beneficially owned less than 1% of the Fund as a group.

THE ADVISER AND THE ADMINISTRATOR

The Adviser

        The Adviser, Lotsoff Capital Management, is the investment adviser to the Funds. Seymour N. Lotsoff, Mark S. Levey and Stephen K. Bossu are each senior partners of the Adviser and collectively control the Adviser. Mr. Lotsoff’s positions with the Trust are described above under the caption “Management – Management Information”. Messrs. Levey and Bossu are not employees, officers or Trustees of the Trust.

        Under the Micro Cap Advisory Agreement and the Income Advisory Agreement (collectively, the “Advisory Agreements”), the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Funds and maintaining their organization, pays the salaries and fees of all officers and Trustees of the Funds (except the fees paid to non-interested Trustees) and bears all sales and promotional expenses of the Funds, other than distribution expenses paid by the Funds pursuant to the Funds’ Service and Distribution Plan, if any. For the foregoing, the Funds pay the Adviser a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.95% for the Micro Cap Fund and 1.00% for the Active Income Fund.

        The Funds pay all of their expenses not assumed by the Adviser, including, but not limited to, the professional costs of preparing and the cost of printing their registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering their shares with the Securities and Exchange Commission (“SEC”) and qualifying in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of Trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges on any borrowings, dividend and interest payments on securities sold short, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Funds also pay salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of the Funds’ assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

        The Adviser is contractually obligated to reimburse the Micro Cap Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, in any year, exceed 3.00% of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year.

        With respect to the Active Income Fund, the Adviser is contractually liable for the aggregate expenses of every character incurred by the Fund in any given fiscal year (excluding the investment advisory fee (0.55% per annum of the average net assets of the Fund) of the Adviser and all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items), but only the extent that fund operating expenses exceed 0.45% of the average net asset value of the Fund in any given year and are less than or equal to 1.00% of the average net asset value of the Fund in any given year. Accordingly, the Active Income Fund is liable for its fund operating expenses in excess of 1.00% of the average net asset value of the Fund in a given fiscal year; provided, that in the event the fund operating expenses in such fiscal year exceed 2.00% of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of such year, then the Adviser shall reimburse the Fund for such excess.

        Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Funds by reduction of the Adviser’s fee, subject to later adjustment month by month for the remainder of the Funds’ fiscal year. The Adviser may from time to time, at its sole discretion, reimburse the Funds for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations. The Funds monitor their expense ratio at least on a monthly basis. If the accrued amount of the expenses of the Funds exceeds the expense limitation, the Funds create an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Funds’ fiscal year if accrued expenses thereafter fall below this limit.

        Each Advisory Agreement remains in effect for two (2) years from its effective date and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (i) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the Fund’s shareholders, on sixty (60) calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

        The Advisory Agreements provide that the Adviser shall not be liable to the Funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreements also provide that the Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

        For services provided by the Adviser under the Micro Cap Advisory Agreement for the fiscal year ended September 30, 2004, the Micro Cap Fund paid the Adviser fees of $376,956.

        The Active Income Fund is newly organized and as of the date of this Statement of Additional Information has not paid any fees to the Adviser.

The Administrator, Fund Accountant and Transfer Agent

        UMB Fund Services, Inc., a Wisconsin corporation (“UMBFS”), at 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, serves as administrator, fund accountant and transfer agent to the Funds, subject to the overall supervision of the Trust’s Board of Trustees. Pursuant to an Administration and Fund Accounting Agreement (the “Administration Agreement”), UMBFS provides certain administrative and fund accounting services to the Funds. UMBFS’ services include, but are not limited to, the following: maintaining or coordinating with other service providers the maintenance of the Funds’ books and records, maintaining all general ledger accounts and related subledgers; overseeing the Funds’ fidelity insurance relationship; participating in the preparation of certain tax returns and compiling data for and preparing annual notices to the SEC; preparing financial statements for the Funds’ annual and semi-annual reports to the SEC; preparing notice and renewal securities filings pursuant to state securities laws; determining and monitoring the Funds’ income and expense accruals and causing appropriate expenses to be paid from Trust assets; periodically monitoring the Funds’ compliance with their policies and limitations relating to portfolio investments as set forth in the Prospectus and Statement of Additional Information for the Funds and the status of the Funds as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; assisting in developing an agenda for each board meeting and, if requested by the Trustees, attending board meetings and preparing board meeting minutes; assisting in calculating dividend and capital gains distributions; calculating daily net asset values for the Funds based on valuations provided by pricing services approved by the Board of Trustees; and generally assisting in the Trust’s administrative operations as mutually agreed by the Trust and UMBFS.

        For its services as administrator and fund accountant, the Trust pays UMBFS a fee, computed daily and paid monthly, at an annual rate of twelve one-hundredths of one percent on the first $250 million of average daily net assets and decreasing as assets reach certain levels, subject to a minimum annual fee of approximately $90,000, plus out-of-pocket expenses.

        The Administration Agreement provides that UMBFS shall not be liable to the Funds or its shareholders for anything other than willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties. The Administration Agreement also provides that UMBFS may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services and administrative services, as the case may be, to others.

        For administration and fund accounting services provided by UMBFS under the Administration Agreement for the fiscal year ended September 30, 2004, the Micro Cap Fund paid UMBFS fees of $63,463.

        The Active Income Fund is newly organized and as of the date of this Statement of Additional Information has not paid UMBFS any fees under the Administration Agreement.

        UMBFS also acts as the Funds’ transfer agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions. The Funds pay UMBFS a transfer agent fee based on the number of shareholder accounts, subject to a base fee per Fund, per month of $1,500.

        UMBFS is a subsidiary of UMB Financial Corporation, which is also the parent of the Funds’ custodian.

Custodian

        UMB Bank, n.a., 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106, serves as the Funds’ custodian (the “Custodian”). The Custodian is responsible for, among other things, safeguarding and controlling the Funds’ cash and securities. The Funds pay a monthly fee at the annual rate of 1.0 basis points on combined net assets up to $200 million and increasing as net assets reach certain asset levels and subject to a $500 per month minimum fee per Fund.

Distributor

        UMB Distribution Services, LLC (the “Distributor”), 803 West Michigan Avenue, Suite A, Milwaukee, Wisconsin 53233 acts as distributor for the Funds. The Distributor offers shares of the Funds on a continuous basis, reviews advertisements of the Funds and act as liaison for the Funds’ broker-dealer relationships. The Distributor is not obligated to sell any certain number of shares of the Funds.

        The Micro Cap Fund paid no fees to the Distributor for its fiscal year ended September 30, 2004.

        The Active Income Fund is newly organized and as of the date of this Statement of Additional Information has not paid any fees to the Distributor.

PORTFOLIO MANAGERS

        The sole investment adviser to the Funds is Lotsoff Capital Management. The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2004.

	Number of Other Accounts Managed And Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Micro Cap Fund
Joseph N. Pappo	--	3	3,995	--	1	--
	$--	$82,686,884	$1,801,370,605	$--	$14,079,288	$--
Donald W. Reid	--	3	3,995	--	1	--
	$--	$82,686,884	$1,801,370,605	$--	$14,079,288	$--

Active Income Fund
Rommel Badilla	--	--	--	--	--	--
	$--	$--	$--	$--	$--	$--
David A. Hershey	--	--	--	--	--	--
	$--	$--	$--	$--	$--	$--

        The portfolio managers of the Adviser are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between Funds (pursuant to these policies, if the Adviser it to act as agent for both the buyer and seller with respect to transactions in investments, the portfolio manager will first: (a) obtain approval from the Adviser’s Chief Compliance Officer and (b) inform the customer of the capacity in which the Adviser is acting; and no dual agency transaction can be undertaken for any ERISA customer) and policies designed to ensure the fair allocation of securities purchased on an aggregated basis (pursuant to these policies all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed).

        The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2004. There are no differences between the method used to determine the portfolio manager’s compensation with respect to the Funds and other accounts.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Micro Cap Fund
Joseph N. Pappo	Salary	Lotsoff Capital	Mr. Pappo's salary is determined on an annual
	(paid in cash)	Management	basis, and it is a fixed amount throughout
the year. It is not based on the performance
of the Funds or on the value of the assets
held in the Funds' portfolios.
	Bonus	Lotsoff Capital	Mr. Pappo is a partner of Lotsoff Capital
	(paid in cash)	Management	Management and receives a bonus based on
the profitability of the equity
operations of Lotsoff Capital Management.
Donald W. Reid	Salary	Lotsoff Capital	Mr. Reid's salary is determined on an annual
	(paid in cash)	Management	basis, and it is a fixed amount throughout
the year. It is not based on the performance
of the Funds or on the value of the assets
held in the Funds' portfolios.
	Bonus	Lotsoff Capital	Mr. Reid is a partner of Lotsoff Capital
	(paid in cash)	Management	Management and receives a bonus based on
the profitability of the equity
operations of Lotsoff Capital Management.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Active Income Fund
Rommel Badilla	Salary	Lotsoff Capital	Mr. Badilla's salary is determined on an
	(paid in cash)	Management	annual basis, and it is a fixed amount
throughout the year. It is not based on the
performance of the Funds or on the value of
the assets held in the Funds' portfolios.
	Bonus	Lotsoff Capital	Mr. Badilla is eligible to receive a
	(paid in cash)	Management	discretionary bonus based on his performance.
David A. Hershey	Salary	Lotsoff Capital	Mr. Hershey's salary is determined on an
	(paid in cash)	Management	annual basis, and it is a fixed amount
throughout the year. It is not based on the
performance of the Funds or on the value of
the assets held in the Funds' portfolios.
	Bonus	Lotsoff Capital	Mr. Hershey is a partner of Lotsoff Capital
	(paid in cash)	Management	Management and receives a bonus based on
the profitability of Lotsoff Capital Management.

        The dollar range of shares of the Micro Cap Fund beneficially owned by its portfolio managers are: Joseph N. Pappo — $10,001 to $50,000 and Donald W. Reid — none. The Active Income Fund is newly organized and as of the date of this Statement of Information it has not issued any shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Generally

        Under the Advisory Agreements, the Adviser is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. (These activities of the Adviser are subject to the control of the Trust’s Board of Trustees, as are all of the activities of the Adviser under the Advisory Agreements.) The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price. The Trust understands that some of the portfolio transactions of the Funds may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Funds. Such principal transactions may, however, result in a profit to market makers. In certain instances the Adviser may make purchases of underwritten issues for the Funds at prices that include underwriting fees.

        In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreements solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Board of Trustees, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

Brokerage Commissions

        During the fiscal year ended September 30, 2004, the Micro Cap Fund paid brokerage commissions of $336,742 on transactions having a market value of $96,435,486. All of the brokers to whom commissions were paid provided research services to the Adviser.

        The Active Income Fund is newly organized and as of the date of this Statement of Additional Information has not paid any brokerage commissions.

NET ASSET VALUE

        The net asset value of the Funds normally will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

        A Fund’s net asset value is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

        In determining the net asset value of a Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the current bid and asked prices on such exchanges. Unlisted securities held by a Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the OTC market.

        Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Other types of securities that a Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, a Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

        The Active Income Fund prices foreign securities in terms of US dollars at the official exchange rate. Alternatively, it may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Active Income Fund does not have either of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into US dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

        Generally, US government securities and other fixed income securities complete trading at various times prior to the close of the NYSE. For purposes of computing net asset value, the Active Income Fund uses the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE, which events would not be reflected in the computation of the Active Income Fund’s net asset value. It is currently the policy of the Active Income Fund that events affecting the valuation of the Active Income Fund’s securities between such times and the close of the NYSE, if material, may be reflected in such net asset value.

        Foreign securities trading may not take place on all days when the NYSE is open, or may take place on Saturdays and other days when the NYSE is not open and the Active Income Fund’s net asset value is not calculated. When determining net asset value, the Active Income Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 4:00 P.M. Eastern Time. It is currently the policy of the Active Income Fund that events affecting the valuation of the Active Income Fund’s securities occurring between the time its net asset value is determined and the close of the NYSE, if material, may be reflected in such net asset value.

        The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Funds permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

TAXES

General

        The Funds intend to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Funds.

        If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund in question would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in the Fund in question would not be liable for income tax on the Fund’s net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund in question.

        Net investment income includes interest and dividend income, less expenses. Dividends from the Micro Cap Fund’s net investment income, including short-term capital gains, are generally taxable to shareholders as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to dividend income), while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares. With respect to the Active Income Fund, ordinarily, all dividends and distributions from the Active Income Fund will be treated as ordinary income or loss, due to the “mark to market” election discussed below. Dividends and distributions are taxable to shareholders whether received in cash or in additional shares. In the case of corporate shareholders, dividends from a Fund’s net investment income will qualify for the 70% dividends-received deduction, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Fund.

        Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

        Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder’s holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Mark to Market Election

        The Active Income Fund will elect as a trader in securities and commodities to mark to market its portfolio securities held at the end of each taxable year. Under this election, the Active Income Fund’s income subject to taxation in any year will be equivalent to its economic results for such year. The mark to market rules require a trader making the election to recognize gain or loss with respect to the securities held in connection with its trade or business of trading in securities at the end of each taxable year as if the trader sold the securities for their fair market value on the last business day of the taxable year. Any gain or loss on the Active Income Fund’s portfolio securities will be treated as ordinary income or loss.

Back-up Withholding

        Federal law requires each Fund to withhold 28% of a shareholder’s reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

Foreign Taxes

        The Active Income Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the US Such taxes would reduce the return on the Active Income Fund’s investments. Tax treaties between certain countries and the US may reduce or eliminate such taxes. If more than 50% of the value of the Active Income Fund’s total assets at the close of any taxable year consist of stocks or securities of foreign corporations, the Active Income Fund may elect, for US federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Active Income Fund that can be treated as income taxes under US income tax principles, as paid by its shareholders. For any year that the Active Income Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his or her allocable share of such taxes paid by the Active Income Fund and will be entitled, subject to certain limitations, to credit his or her portion of these foreign taxes against his or her US federal income tax due, if any, or to deduct it (as an itemized deduction) from his US taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s US tax attributable to his or her foreign source taxable income.

        If the pass through election described above is made, the source of the Active Income Fund’s income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source “passive income.” For this purpose, foreign “passive income” includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Active Income Fund.

        The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Active Income Fund does not make the pass through election described above, the foreign taxes it pays will reduce its income and distributions by the Active Income Fund will be treated as US source income.

        Each shareholder will be notified within 60 days after the close of the Active Income Fund’s taxable year whether, pursuant to the election described above, the foreign taxes paid by the Active Income Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) such shareholder’s portion of the foreign taxes paid; and (ii) the portion of the Active Income Fund’s dividends and distributions that represent income derived from foreign sources.

GENERAL INFORMATION

Shareholder Meetings and Election of Trustees

        As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding. Trustees may appoint successor Trustees.

Shares of Beneficial Interest

        The Trust will issue new shares of a Fund at the Fund’s most current net asset value. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust has registered an indefinite number of shares of the Funds under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the applicable Fund only and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Additional Series

        The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

DESCRIPTION OF SECURITIES RATINGS

        Set forth below is a description of ratings used by three major nationally recognized statistical ratings organizations (“NRSROs”) Standard & Poor’s Corporation (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) and Duff & Phelps Credit Rating Co. (“Duff & Phelps”). NRSROs base their ratings on current information furnished by the issuer or obtained from other sources they consider reliable. NRSROs may change, suspend or withdraw their ratings due to changes in, unavailability of, such information or for other reasons.

Commercial Paper Ratings

        Standard & Poor’s Commercial Paper Ratings. A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

        A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated “A-1".

        A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

        Moody’s Investors Service, Inc Commercial Paper. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

        Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Prime-1 — Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

–	Leading market positions in well-established industries.

–	High rates of return on funds employed.

–	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

–	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

–	Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2 — Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Prime-3 — Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Corporate Long-Term Debt Ratings

        Standard & Poor’s Debt Ratings. A Standard & Poor’s corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

        The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

        The ratings are based, in varying degrees, on the following considerations:

–	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

–	Nature of and provisions of the obligation; and

–	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

        The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

Investment Grade

        “AAA” This is the highest rating that may be assigned by Standard & Poor’s to a debt instrument and indicates an extremely strong capacity to pay the debt obligations.

        “AA” Debt rated “AA” also qualifies as a high-quality fixed income security. The capacity to pay debt obligations is very strong, although not as overwhelming as for issues rated “AAA.”

        “A” An issued rated “A” is backed by a sound capacity to pay the debt obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

        “BBB” An issue rated “BBB” is regarded as backed by an adequate capacity to pay the debt obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for debt in this category than for issues in the “A” category.

Speculative Grade

        Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        “BB” — Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-“rating.

        “B” — Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-“rating.

        “CCC” — Debt rated “CCC” has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

        “CC” — Debt rated “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

        “C” — Debt rated “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        “CI” — The rating “CI” is reserved for income bonds on which no interest is being paid.

        “D” — Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        Moody’s Long-Term Debt Ratings. Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

        “Aaa” Bonds which are rated “Aaa” are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        “Aa” Bonds which are “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

        “A” Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        “Baa” Bonds which are rated “Baa” are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        “Ba” Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        “B” Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        “Caa” Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        “Ca” Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        “C” Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

        Duff & Phelps Rating Scale Definitions.

        “AAA” — Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

        “AA+", “AA”, “AA-” — High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

        “A+", “A”, “A-” — Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

        “BBB+", “BBB”, “BBB-” — Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

        “BB+", “BB”, “BB-” — Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

        “B+", “B”, “B-” — Below investment grade and possessing risk that obligation might not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

        “CCC” — Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions and/or unfavorable company developments.

        “DD” — Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Deloitte & Touche LLP, 555 East Wells Street, Suite 1400, Milwaukee, Wisconsin 53202-3824, has been selected to serve as the Funds’ independent registered public accounting firm, whose services include auditing the Funds’ financial statements.